UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 2, 2011

FISHER COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

140 Fourth Avenue N., Suite 500, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-404-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 2, 2011, William W. Warren, Jr. notified the Board of Directors (the "Board") of Fisher Communications, Inc. (the "Company") that he has decided to retire from the Company’s Board and not run for re-election when his current term expires at the Company’s 2011 Annual Meeting of Shareholders (the "2011 Annual Meeting").

Item 7.01 Regulation FD Disclosure.

On March 8, 2011, the Company issued the attached press release to announce the Company’s nomination of Richard L. Hawley, Michael D. Wortsman, Anthony B. Cassara and Roger L. Ogden for election to the Company’s Board at the 2011 Annual Meeting. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

As previously disclosed on a Current Report on Form 8-K filed by the Company on November 2, 2010, George F. Warren, Jr. will be retiring from the Board when his current term expires at the 2011 Annual Meeting. The Company will not fill the seat to be vacated by Mr. G. Warren and will instead reduce the size of the Board from ten to nine directors as of the 2011 Annual Meeting.

Important Additional Information

In connection with its 2011 Annual Meeting of Stockholders, the Company will file a proxy statement and other documents regarding the 2011 Annual Meeting with the Securities and Exchange Commission and will mail the definitive proxy statement and a proxy card to each shareholder of record entitled to vote at the 2011 Annual Meeting. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When they are available, the proxy statement and other documents relating to the 2011 Annual Meeting can be obtained free of charge from the SEC’s website at http://www.sec.gov. These documents can also be obtained free of charge from the Company at its website, www.fsci.com, under: Investor Information – SEC Filings.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2011 Annual Meeting. INFORMATION REGARDING THE INTERESTS OF THE DIRECTORS AND EXECUTIVE OFFICERS IS SET FORTH IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2010 FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 2011 AND IN THE COMPANY'S PROXY STATEMENT RELATING TO ITS 2010 ANNUAL MEETING OF SHAREHOLDERS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Press release issued by Fisher Communications, Inc., dated March 8, 2011 to announce the Company’s four nominees for election at the 2011 Annual Meeting of Shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

March 8, 2011	By:	/s/ Colleen B. Brown

Name: Colleen B. Brown
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Fisher Communications, Inc., dated March 8, 2011 to announce the Company’s four nominees for election at the 2011 Annual Meeting of Shareholders.